UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On December 4, 2019, Buckeye Partners, L.P. (“Buckeye,” “we” or “us”) entered into Retention Bonus Agreements (the “Retention Bonus Agreements”) with each of Buckeye’s named executive officers.

Pursuant to their respective Retention Bonus Agreements, each named executive officer is entitled to a cash retention award (the “Retention Awards”) as follows:

Name	Amount payable 6 Months after November 1, 2019	Amount payable 18 Months after November 1, 2019
Clark C. Smith	$1,000,000	$1,000,000
Keith E. St.Clair	$895,050	$895,050
Robert A. Malecky	$803,250	$803,250
Khalid A. Muslih	$803,250	$803,250
William J. Hollis	$680,850	$680,850

The named executive officers will each be entitled to cash retention payments in the amounts set forth above on each of the six-month and eighteen-month anniversaries of November 1, 2019. In order to be eligible to receive a cash payment described above, the recipient must be continuously employed by Buckeye through the payment date for such payment and must also execute Buckeye’s standard form release of claims as of the payment date for such payment. If the officer resigns without good reason or is terminated for cause prior to the applicable payment date, the amount of any unpaid Retention Award will be forfeited. If the officer’s employment is terminated due to death or disability or due to termination without cause or resignation with good reason, the full amounts of the Retention Awards will be paid within thirty days following the termination of employment. The Retention Bonus Agreements also contain customary mutual non-disparagement provisions. The relevant definitions for “disability, “cause,” and “good reason” are contained in in the Retention Bonus Agreements.

The disclosure contained in this Item 5.02 does not purport to be a complete description of the Retention Bonus Agreements and is qualified in its entirety by reference to the form of Retention Bonus Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Retention Bonus Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated: December 6, 2019